ACCOUNTING PRINCIPLES (Policies)	12 Months Ended
Dec. 31, 2023
General Information About Financial Statements [Abstract]
Basis of presentation	1.1 Basis of presentation
The consolidated financial statements have been prepared on a historical cost basis, except for equity instruments and certain trade receivables at fair value through other comprehensive income ("FVOCI"), financial assets at fair value through profit or loss ("FVTPL"), derivative financial instruments and biological assets, which are measured at fair value less cost to sell, inventories, which are measured at the lower of net realizable value or cost, and the financial statements of the Company’s Venezuelan tubular production facilities Industrias Unicon CA (“Unicon”) and the Company's Argentinian operation Acindar Industria Argentina de Aceros S.A. ("Acindar"), for which hyperinflationary accounting is applied (see note 2.2.2). The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and are presented in U.S. dollar with all amounts rounded to the nearest million, except for share and per share data.

Climate change disclosure	Climate change disclosures
The Company continues to develop its assessment of the potential impacts of climate change and the transition to a low carbon economy and has considered such impacts when preparing its consolidated financial statements. ArcelorMittal's decarbonization strategy aims to achieve carbon neutrality by 2050 in line with the United Nations' Paris agreement. By 2030, the Company is targeting a 25% reduction in its CO2 emissions intensity across its global steel and mining operations, with an increased European target of 35%. Both targets cover both scope 1 and 2. The Company's decarbonization roadmap is broken down by country, plant and project to achieve the Company's objectives and features five sets of actions and initiatives that act as stepping-stones toward the goal of achieving net-zero carbon emissions by 2050:
•Transforming the Company's steelmaking assets: this involves switching where applicable from the BF-BOF ("Blast Furnace-Basic Oxygen Furnace") to low-carbon steelmaking technologies through the DRI ("Direct Reduced Iron") and from iron ore preparation in the sinter plant (using heat or pressure to compact a material) to the pellet plant (which compresses or moulds the iron material into the shape of a pellet). Ironmaking with pellets in the DRI is usually coupled with an EAF ("Electric Arc Furnace"). To achieve its 2030 global carbon emissions intensity reduction target, ArcelorMittal has estimated the gross capital cost required to be approximately 10 billion, with the expectation that public funding covers 50% of the total cost of decarbonization, addressing both capital expenditures and the higher operating expenditures. The Company lists below the main announced or ongoing projects:

Hamilton (Canada)
In October 2022, ArcelorMittal, broke ground on its decarbonization project (the governments of Canada and Ontario having committed CAD$400 million and CAD$500 million, respectively, to the overall project cost) at the ArcelorMittal Dofasco plant in Hamilton, Ontario, Canada, which is expected to contribute to a considerable reduction of CO2 emissions. The project includes the construction of a 2.5 million tonnes DRI facility and one EAF.

Gijón and Sestao (Spain)
ArcelorMittal is planning to invest €1 billion in the Company's plant in Gijón including the construction of a 2.3 million-tonne hydrogen DRI plant. This investment is expected to deliver a reduction in carbon emissions at the Spanish operations of up to 50%. At a later stage, around 1 million tonnes per year of DRI would be supplied to Sestao to be used as feedstock for the plant’s two EAFs. On February 17, 2023, the European Commission approved, under EU state aid rules, a €450 million Spanish measure to support ArcelorMittal España in construction of the new DRI installation in Gijón. The Company is also planning to construct a new EAF for long products.

Hamburg (Germany)
ArcelorMittal already operates Europe’s only DRI-EAF plant in Hamburg, where the switch to using hydrogen instead of natural gas in the iron ore reduction process is being prepared. The Company is planning to test the ability of hydrogen DRI on an industrial scale, as well as testing carbon-free DRI in the EAF steelmaking process. The European Commission approved €55 million of funding support from the German Federal Government towards the plant construction.

Dunkirk(France)
In Dunkirk, ArcelorMittal would build a 2.5 million tonnes per year DRI. This DRI will be coupled with an innovative technology electric furnace and complemented by an additional EAF. On July 20, 2023, the Company received the European Commission’s approval of €850 million in state aid for the funding of this project.

Bremen and Eisenhüttenstadt (Germany)
ArcelorMittal is developing a project to build a large-scale industrial plant for the DRI based steelmaking at its site in Bremen, as well as EAFs in Bremen and Eisenhüttenstadt, following the announcement of the planned expansion of Germany’s hydrogen infrastructure and alongside its existing H2 Hamburg project. In February 2024, the Company received the European Commission's approval of €1.3 billion in state aid.

Ghent (Belgium)
ArcelorMittal Belgium is planning to build a 2.5 million-tonnes per year DRI plant and two EAFs at its Ghent site. The DRI plant and EAF facility will operate alongside Ghent’s state-of-the-art blast furnace that is ready to take waste wood and plastic as a substitute for fossil carbon. On June 22, 2023 the Company received the European Commission approval of €280 million in state aid for the funding of the project.

•Increasing the proportion of scrap used in the steelmaking process: the Company can increase the use of low-quality scrap in the BF-BOF steelmaking process by improving steel scrap sorting and classification, installing scrap pre-melting technology, and adjusting the steelmaking process to accommodate scrap. In 2022 and 2023, the Company completed the acquisition of three specialist scrap metal recyclers as the Company continually seeks to enhance its ability to source scrap steel (see note 2.2.4).
•Transforming the energy used in the steelmaking process: this is expected to involve shifting to one or a combination of three alternatives: clean electricity (which could be in the form of green hydrogen), carbon capture usage ("CCU") coupled with carbon capture storage ("CCS") to ensure no carbon is emitted, and use of circular carbon either through natural or synthetic carbon cycles. In November 2023, industrial production of ethanol commenced at ArcelorMittal’s commercial flagship carbon capture and utilization facility in Ghent, Belgium. The €200 million Steelanol facility is a first of its kind for the European steel industry, deploying technology developed by leading carbon utilization company LanzaTech. This facility captures carbon-rich waste gases from steelmaking and biologically convert them into advanced ethanol through LanzaTech’s biobased process. The facility not only reduces CO2 emissions at the plant by 125,000 tonnes per year, but also results in the production of 80 million liters of bio-ethanol per annum, which can be blended with traditional gasoline as a low-carbon alternative fuel for the transport sector.
•Investing in clean electricity used in the steelmaking process: The Company plans to look for more and varied opportunities in the renewables sector to provide sufficient access to clean energy at affordable prices, purchase renewable energy certificates and make more use of direct power purchase agreements with suppliers from renewables projects. In March 2022, ArcelorMittal announced that it had established a strategic partnership with Greenko Group, India’s leading energy transition company, to develop a ‘round the clock’ renewable energy project with 975 MW of nominal capacity. The 0.6 billion project with commissioning expected by mid-2024 will combine solar and wind power and be supported by Greenko’s hydro pumped storage project, which helps to overcome the intermittent nature of wind and solar power generation. The project provides for 250 MW of uninterrupted renewable power to be supplied annually to AMNS India (ArcelorMittal’s joint venture company in India) resulting in over 20% of the electricity requirement at AMNS India’s Hazira plant coming from renewable sources, reducing carbon emissions by approximately 1.5 million tonnes per year. In May 2023, ArcelorMittal formed a joint venture with Casa dos Ventos, one of Brazil’s largest developers and producers of renewable energy projects, to develop a 554 MW wind power project aiming to secure and decarbonize a considerable proportion of the Company's wholly-owned subsidiary ArcelorMittal Brasil’s future electricity needs.
•Offsetting residual emissions: For these residual emissions, which today the Company estimates will be 5% - 10% of today’s emissions, ArcelorMittal plans to buy high-quality offsets or launch projects to generate high-quality carbon credits that would not have happened without the Company’s intervention.
ArcelorMittal's decarbonization strategy in each part of the world where the Company operates is now based on the same assumptions in terms of green hydrogen cost, CCS or introduction of climate-friendly policies. In some countries, particularly in the EU and Canada, the Company sees sufficient policy incentives to enable it to ‘Accelerate’ its decarbonization plans. Where these conditions do not yet exist, ArcelorMittal will continue to make improvements to ‘Move’ but it is difficult to ‘Accelerate’ without becoming uncompetitive in that market
Considering the risks related to climate change and the Company's commitment established under the Paris agreement, ArcelorMittal provides explicit information in the notes to these consolidated financial statements regarding how climate change affects the Company's financial information. The Company presents below the references to the various notes where issues associated with climate change are addressed:

Topic	Note	Content
Estimate and judgment	Note 1.3 Use of judgment and estimates	Judgments and estimates made in assessing the impact of climate change and the transition to a low carbon economy: useful lives of property, plant and equipment, estimates of future cash flow projections for impairment of non-financial assets, decommissioning costs
Sustainable investment	•Note 2.2.4 Acquisitions •Note 2.4.1 Joint ventures •Note 2.5 Other investments •Note 5.2 Property, plant and equipment and biological assets	Investments in renewable energy projects, scrap metal recycling businesses and breakthrough technologies through ArcelorMittal XCarb® Innovation Fund
Measurement of non-financial assets	Note 5.1 Goodwill and intangible assets	Recognition and measurement of emission rights
	Note 5.2 Property, plant and equipment and biological assets	Residual useful lives of certain assets, capital expenditures with respect to decarbonization strategy
	Note 5.3 Impairment of intangible assets, including goodwill, and tangible assets	Inclusion of climate-related risks in the assumptions for impairment testing
Provisions	Note 9.1 Provisions	Recognition of emission obligations
Share-based payments	Note 8.3 Share-based payments	Description of equity incentive plans requiring achievement of specific climate-related targets

Use of judgment and estimates	1.3 Use of judgment and estimates
The preparation of consolidated financial statements in conformity with IFRS recognition and measurement principles and, in particular, making the critical accounting judgments requires the use of estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Management reviews its estimates on an ongoing basis using currently available information. Changes in facts and circumstances or obtaining new information or more experience may result in revised estimates, and actual results could differ from those estimates.
The following summary provides further information about the Company’s critical accounting policies under which significant judgments, estimates and assumptions are made. It should be read in conjunction with the notes mentioned in the summary:
Deferred tax assets (note 10.4): The Company assesses the recoverability of deferred tax assets based on future taxable income projections, which are inherently uncertain and may be subject to changes over time. Judgment is required to assess the impact of such changes on the measurement of these assets and the time frame for their utilization. In addition, the Company applies judgment to recognize income tax liabilities when they are probable and can be reasonably estimated depending on the interpretation, which may be uncertain, of applicable tax laws and regulations. ArcelorMittal periodically reviews its estimates to reflect changes in facts and circumstances.
Provisions for pensions and other post-employment benefits (note 8.2): Benefit obligations and plan assets can be subject to significant volatility, in particular due to changes in market conditions and actuarial assumptions. Such assumptions differ by plan, take local conditions into account and include discount rates, expected rates of compensation increases, health care cost trend rates, mortality and retirement rates. They are determined following a formal process involving the Company's expertise and independent actuaries. Assumptions are reviewed annually and adjusted following actuarial and experience changes.
Provisions (note 9): Provisions, which result from legal or constructive obligations arising as a result of past events, are recognized based on the Company's, and in certain instances, third-party's best estimate of costs when the obligation arises. They are reviewed periodically to take into consideration changes in laws and regulations and underlying facts and circumstances.
Impairment of tangible and intangible assets, including goodwill (note 5.3): In order to assess the recoverable amount of tangible and intangible assets at cash-generating unit ("CGU") level and of goodwill at group of cash-generating unit ("GCGU") level, the Company mainly determines their value in use on the basis of the present value of cash flow projections. The estimates, judgments and assumptions applied for the value in use calculations relate primarily to growth rates, expected changes to average selling prices, shipments and direct costs. Assumptions for average selling prices and shipments are based on historical experience and expectations of future changes in the market. When determining value in use, management also applies judgement when assessing whether cash flows expected to arise to achieve sustainability and decarbonization targets are deemed to maintain the same level of economic benefits or whether they improve or enhance the asset's performance (see also below judgments and estimates made in assessing the impact of climate change and the transition to a low carbon economy). Discount rates are reviewed annually.
Impairment of associates and joint ventures (note 2.4.4.): Whenever there is an indication of impairment related to investments accounted for under the equity method, the
Company performs an impairment test based, amongst others, on an estimate of its share in the present value of the projected future cash flows expected to be generated by operations of associates and joint ventures and, similarly to impairment testing of tangible and intangible assets, including goodwill, the estimates, judgments and assumptions applied for the value in use calculations relate primarily to growth rates, expected changes to average selling prices, shipments and direct costs. Assumptions for average selling prices and shipments are based on historical experience and expectations of future changes in the market.
Business combinations (note 2.2.3): Assets acquired and liabilities assumed as part of a business combination are recorded at their acquisition-date fair values. Similarly, consideration including consideration receivable and contingent consideration is measured at fair value. In connection with each of its acquisitions, the Company undertakes a process to identify all assets and liabilities acquired, including intangible assets. Determining the fair value of identifiable assets and liabilities requires the use of valuation techniques which may include judgment and estimates and which may affect the allocation of the amount of consideration paid to the assets and liabilities acquired and goodwill or gain from a bargain purchase recorded as part of the business combination. Estimated fair values are based on information available at acquisition date and on expectations and assumptions that have been deemed reasonable by management. There are several methods that can be used to determine the fair value of assets acquired and liabilities assumed. The "income approach" is based on the forecast of the expected future cash flows adjusted to present value by applying an appropriate discount rate that reflects the risk factors associated with the cash flow streams. Some of the more significant estimates and assumptions inherent in the income method or other methods include the amount and timing of projected future cash flows; the discount rate selected to measure the risks inherent in the future cash flows (weighted average cost of capital); the assessment of the asset's life cycle and the competitive trends impacting the asset, including consideration of any technical, legal, regulatory or economic barriers to entry. The "cost approach" estimates the value of an asset based on the current cost to reproduce of replace the asset. Replacement cost is determined based on market data subsequently adjusted for physical, functional and economic obsolescence. The most common purchase accounting adjustments relate to the following assets and liabilities:
•The fair value of identifiable intangible assets (generally patents, customer relationships, technology, brand or favorable contracts) is estimated based on the above-mentioned income approach;
•Property, plant and equipment is recorded at market value, or, if not available, depreciated replacement cost;
•The fair value of pension and other post-employment benefits is determined separately for each plan using actuarial assumptions valid as of the acquisition date relating to the population of employees involved and the fair value of plan assets.
•Inventories are estimated based on expected selling prices at the date of acquisition reduced by an estimate of selling expenses and a normal profit margin.
•Adjustments to deferred tax assets and liabilities of the acquiree are recorded to reflect the deferred tax effects of the fair value adjustments relating to identifiable assets and liabilities other than goodwill.
Determining the estimated residual useful lives of tangible and intangible assets acquired requires judgement and certain intangible assets may be considered to have indefinite useful lives.
Financial instruments (note 6.1.5) and financial amounts receivable (note 4.5 and 4.6): Certain of the Company's financial instruments are classified as Level 3 as they include unobservable inputs.
Mineral reserve and resource estimates (note 5.2): Proven iron ore reserves are those quantities whose recoverability can be determined with reasonable certainty from a given date forward and under existing government regulations, economic and operating conditions; probable reserves have a lower degree of assurance but high enough to assume continuity between points of observation. Mineral resource estimates constitute the part of a mineral deposit that have the potential to be economically and legally extracted or produced at the time of the resource determination. The potential for economic viability is established through qualitative evaluation of relevant technical and economic factors likely to influence the prospect of economic extraction. A measured mineral resource is that part of a mineral resource for which quantity, grade or quality, densities, shape, and physical characteristics are so well established that they can be estimated with confidence sufficient to allow the appropriate application of technical and economic parameters, to support production planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration, sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough to confirm both geological and grade continuity. An indicated mineral resource is that part of a mineral resource for which quantity, grade or quality, densities, shape and physical characteristics, can be estimated with a level of confidence sufficient to allow the appropriate application of technical and economic parameters, to support mine planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough for geological and grade continuity to be reasonably assumed. An inferred mineral resource is that part of a mineral resource for which quantity and grade or quality can be estimated on the basis of geological evidence and limited sampling, and reasonably assumed but not verified geological and grade continuity. The estimate is based on limited information and sampling gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes. Estimates of mineral reserves and resources and the estimates of mine life have been prepared by ArcelorMittal experienced engineers and geologists and detailed independent verifications of the methods and procedures are conducted on a regular basis by external consultants. Reserves and resources are updated annually and calculated using a reference price duly adjusted for quality, ore content, logistics and other considerations. In order to estimate reserves and resources, estimates are required for a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates. Estimating the quantity and/or grade of reserves and resources requires the size, shape and depth of ore bodies to be determined by analyzing geological data such as drilling samples. This process may require complex and difficult geological judgments to interpret the data. Because the economic assumptions used to estimate reserves and resources change from period to period, and because additional geological data is generated during the course of operations, estimates of reserves and resources may change from period to period.
Judgments and estimates made in assessing the impact of climate change and the transition to a low carbon economy
Assumptions in respect of climate change and the transition to a low carbon economy may impact the Company’s significant judgements and key estimates and result in material changes to financial results and the carrying values of certain assets and liabilities in future reporting periods. The main judgements and estimates made by ArcelorMittal when preparing the 2023 consolidated financial statements related to the expected effects of climate change and the transition to a low carbon economy are described below.
•Property, plant and equipment: Considering the expected date of retirement of some assets in particular certain blast furnaces, basic oxygen furnaces, sinter plants and coke plants following investments in low-carbon steelmaking technologies, the Company decreased estimates of residual useful lives of such items of property, plant and equipment for its flat steel operations in the EU and in Canada.
•Impairment of tangible and intangible assets, including goodwill: Value in use calculations relating to flat steel operations in the EU and in Canada, which apply the BF-BOF route, include the impact of decarbonization at the level of cash flow projections as decarbonization is necessary to maintain the level of economic benefits expected to arise from the assets in their current condition considering the legal obligation of carbon neutrality for these operations; accordingly the Company developed assumptions in determining related capital expenditures which reflect announced commitments and initiatives in place, costs associated with operating the new technologies which are expected to be deployed in the short to medium term, commodity prices and carbon emission costs on the basis of historical experience and expectations of future changes. This requires to assess the future development in supply, technology change, production changes and other important factors. For other operations, discount rates are increased to include a risk premium relative to the future estimated decarbonization cost. Due to economic developments, uncertainties over the pace of transition to low-emission technologies, political and environmental actions that will be taken to meet the carbon reduction goals, regulatory changes and emissions activity arising from climate-related matters, the Company’s assumptions used in the recoverable amount calculations, such as capital expenditure, carbon emission costs, level of public funding and other assumptions are inherently uncertain, which could result in significant changes to value in use calculations in future periods and affect impairment assessments.
•Decommissioning costs: Over the next ten years, the retirement of certain above-mentioned assets in the context of the transition to low-carbon steelmaking infrastructures may lead to certain decommissioning costs. The Company considered such costs in its value in use calculations but it has not recognized decommissioning provisions related to decarbonization as the obligating event has not occurred yet. Decommissioning cost estimates are based on the known regulatory and external environment. These cost estimates may change in the future including as a result of the transition to a lower carbon economy.
Situation in Ukraine and collateral consequences
The Company's operations in Ukraine consist of a steel plant, which produced 1.0 million tonnes of steel in 2023 (1.2 million tonnes in 2022), and (captive) mines that produced 4.6 million tonnes of iron ore in 2023 (4.9 million tonnes in 2022); the related property, plant and equipment had a carrying value of
0.7 billion on the Company’s statement of financial position at December 31, 2023 (0.6 billion at December 31, 2022). In 2023, the Company’s Ukrainian operations (and in particular its Kryvyi Rih steel plant) recorded 0.9 million of steel shipments (1.1 million tonnes in 2022), generating 1.2 billion of sales (1.4 billion in 2022) including 0.5 billion of sales (0.4 billion in 2022) to customers located in Ukraine.
Following the war outbreak on February 24, 2022, the Company idled its Ukrainian operations on March 3, 2022 but restarted blast furnace No.6 (one of the three blast furnaces representing approximately 20% of ArcelorMittal's Kryvyi Rih ("AMKR") pig iron capacity) on April 11, 2022 to resume low levels of pig iron production. Iron ore production was approximately at 55% of capacity during the first half of 2022. During the third quarter, iron ore production was temporarily suspended due to weaker demand and logistic constraints but restarted in early October 2022 at approximately 25% level. During the first half of 2023, the Company continued to ramp up operations and has been operating two of three blast furnaces until end of May 2023 following the restart of blast furnace No.8 on April 14, 2023. On June 6, 2023, following the destruction of the Nova Kakhovka reservoir's dam, AMKR temporarily suspended steelmaking and production of rolled products to reduce water consumption. As a result, the Company shut down blast furnace No.6 slightly earlier than planned for a major planned repair but continued to operate blast furnace No.8. In July 2023, AMKR announced that it had completed the construction of a new pumping station and 5 kilometers pipeline to supply water to the city and to ensure full coverage of its production needs. AMKR is currently operating its mining and steel facilities at 45% and 30%, respectively. ArcelorMittal continued to exercise control over its Ukrainian operations and key production assets have not been seriously damaged at the date of this report. In addition, despite the lower level of activity, none of the assets are held for sale or were discontinued
In the context of the annual impairment test of intangible assets, including goodwill, and tangible assets, the Company revised its future cash flow projections and considering that there is significant uncertainty about the evolution of the geopolitical context in Ukraine and the timing and ability for the Company to resume production to a normal level, which resulted in a substantial increase in the discount rate, ArcelorMittal recognized in 2022 a 1,026 impairment loss of property, plant and equipment and intangibles (see note 5.3). In 2023, the Company revised its value in use calculation and timing expectations regarding return to pre-war conditions. It applied separate discount rates over the discrete projections period, including a higher country risk premium for the cash flow projections until the end of 2024 and a return to a pre-war country risk premium after 2024 and for the terminal value calculation as value in use is sensitive to a difference in country risk for different periods. It concluded that the recoverable amount remains in excess of the carrying amount. Conversely, if the ongoing conflict between Russia and Ukraine persists, it could continue to have a material effect on the overall macroeconomic environment potentially affecting steel and iron ore demand and prices as well as energy costs. It could also result in further reduced production, sales and income with respect to the Company's Ukrainian operations thus increasing the risk that the Company may need to record an additional impairment charge with respect to such operations in the future.
The increased geopolitical risks induced by the war in Ukraine have adversely impacted global macroeconomic conditions leading to inflationary pressure, rising interest rates and energy costs since early 2022. In 2023, while energy prices declined and inflationary pressure started to dissipate, high interest rates continued to constrain activity. As of October 1, 2023, when goodwill was tested for impairment, discount rates applied for value in use calculations included a higher risk-free rate as compared to October 1, 2022. The Company sees signs of improvement of apparent demand conditions as the destocking phase reaches maturity and remains focused on executing its strategic growth and decarbonization projects.

Critical accounting policies
The following summary provides further information about the Company’s critical accounting policies under which significant judgments, estimates and assumptions are made. It should be read in conjunction with the notes mentioned in the summary:
Deferred tax assets (note 10.4): The Company assesses the recoverability of deferred tax assets based on future taxable income projections, which are inherently uncertain and may be subject to changes over time. Judgment is required to assess the impact of such changes on the measurement of these assets and the time frame for their utilization. In addition, the Company applies judgment to recognize income tax liabilities when they are probable and can be reasonably estimated depending on the interpretation, which may be uncertain, of applicable tax laws and regulations. ArcelorMittal periodically reviews its estimates to reflect changes in facts and circumstances.
Provisions for pensions and other post-employment benefits (note 8.2): Benefit obligations and plan assets can be subject to significant volatility, in particular due to changes in market conditions and actuarial assumptions. Such assumptions differ by plan, take local conditions into account and include discount rates, expected rates of compensation increases, health care cost trend rates, mortality and retirement rates. They are determined following a formal process involving the Company's expertise and independent actuaries. Assumptions are reviewed annually and adjusted following actuarial and experience changes.
Provisions (note 9): Provisions, which result from legal or constructive obligations arising as a result of past events, are recognized based on the Company's, and in certain instances, third-party's best estimate of costs when the obligation arises. They are reviewed periodically to take into consideration changes in laws and regulations and underlying facts and circumstances.
Impairment of tangible and intangible assets, including goodwill (note 5.3): In order to assess the recoverable amount of tangible and intangible assets at cash-generating unit ("CGU") level and of goodwill at group of cash-generating unit ("GCGU") level, the Company mainly determines their value in use on the basis of the present value of cash flow projections. The estimates, judgments and assumptions applied for the value in use calculations relate primarily to growth rates, expected changes to average selling prices, shipments and direct costs. Assumptions for average selling prices and shipments are based on historical experience and expectations of future changes in the market. When determining value in use, management also applies judgement when assessing whether cash flows expected to arise to achieve sustainability and decarbonization targets are deemed to maintain the same level of economic benefits or whether they improve or enhance the asset's performance (see also below judgments and estimates made in assessing the impact of climate change and the transition to a low carbon economy). Discount rates are reviewed annually.
Impairment of associates and joint ventures (note 2.4.4.): Whenever there is an indication of impairment related to investments accounted for under the equity method, the
Company performs an impairment test based, amongst others, on an estimate of its share in the present value of the projected future cash flows expected to be generated by operations of associates and joint ventures and, similarly to impairment testing of tangible and intangible assets, including goodwill, the estimates, judgments and assumptions applied for the value in use calculations relate primarily to growth rates, expected changes to average selling prices, shipments and direct costs. Assumptions for average selling prices and shipments are based on historical experience and expectations of future changes in the market.
Business combinations (note 2.2.3): Assets acquired and liabilities assumed as part of a business combination are recorded at their acquisition-date fair values. Similarly, consideration including consideration receivable and contingent consideration is measured at fair value. In connection with each of its acquisitions, the Company undertakes a process to identify all assets and liabilities acquired, including intangible assets. Determining the fair value of identifiable assets and liabilities requires the use of valuation techniques which may include judgment and estimates and which may affect the allocation of the amount of consideration paid to the assets and liabilities acquired and goodwill or gain from a bargain purchase recorded as part of the business combination. Estimated fair values are based on information available at acquisition date and on expectations and assumptions that have been deemed reasonable by management. There are several methods that can be used to determine the fair value of assets acquired and liabilities assumed. The "income approach" is based on the forecast of the expected future cash flows adjusted to present value by applying an appropriate discount rate that reflects the risk factors associated with the cash flow streams. Some of the more significant estimates and assumptions inherent in the income method or other methods include the amount and timing of projected future cash flows; the discount rate selected to measure the risks inherent in the future cash flows (weighted average cost of capital); the assessment of the asset's life cycle and the competitive trends impacting the asset, including consideration of any technical, legal, regulatory or economic barriers to entry. The "cost approach" estimates the value of an asset based on the current cost to reproduce of replace the asset. Replacement cost is determined based on market data subsequently adjusted for physical, functional and economic obsolescence. The most common purchase accounting adjustments relate to the following assets and liabilities:
•The fair value of identifiable intangible assets (generally patents, customer relationships, technology, brand or favorable contracts) is estimated based on the above-mentioned income approach;
•Property, plant and equipment is recorded at market value, or, if not available, depreciated replacement cost;
•The fair value of pension and other post-employment benefits is determined separately for each plan using actuarial assumptions valid as of the acquisition date relating to the population of employees involved and the fair value of plan assets.
•Inventories are estimated based on expected selling prices at the date of acquisition reduced by an estimate of selling expenses and a normal profit margin.
•Adjustments to deferred tax assets and liabilities of the acquiree are recorded to reflect the deferred tax effects of the fair value adjustments relating to identifiable assets and liabilities other than goodwill.
Determining the estimated residual useful lives of tangible and intangible assets acquired requires judgement and certain intangible assets may be considered to have indefinite useful lives.
Financial instruments (note 6.1.5) and financial amounts receivable (note 4.5 and 4.6): Certain of the Company's financial instruments are classified as Level 3 as they include unobservable inputs.
Mineral reserve and resource estimates (note 5.2): Proven iron ore reserves are those quantities whose recoverability can be determined with reasonable certainty from a given date forward and under existing government regulations, economic and operating conditions; probable reserves have a lower degree of assurance but high enough to assume continuity between points of observation. Mineral resource estimates constitute the part of a mineral deposit that have the potential to be economically and legally extracted or produced at the time of the resource determination. The potential for economic viability is established through qualitative evaluation of relevant technical and economic factors likely to influence the prospect of economic extraction. A measured mineral resource is that part of a mineral resource for which quantity, grade or quality, densities, shape, and physical characteristics are so well established that they can be estimated with confidence sufficient to allow the appropriate application of technical and economic parameters, to support production planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration, sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough to confirm both geological and grade continuity. An indicated mineral resource is that part of a mineral resource for which quantity, grade or quality, densities, shape and physical characteristics, can be estimated with a level of confidence sufficient to allow the appropriate application of technical and economic parameters, to support mine planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough for geological and grade continuity to be reasonably assumed. An inferred mineral resource is that part of a mineral resource for which quantity and grade or quality can be estimated on the basis of geological evidence and limited sampling, and reasonably assumed but not verified geological and grade continuity. The estimate is based on limited information and sampling gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes. Estimates of mineral reserves and resources and the estimates of mine life have been prepared by ArcelorMittal experienced engineers and geologists and detailed independent verifications of the methods and procedures are conducted on a regular basis by external consultants. Reserves and resources are updated annually and calculated using a reference price duly adjusted for quality, ore content, logistics and other considerations. In order to estimate reserves and resources, estimates are required for a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates. Estimating the quantity and/or grade of reserves and resources requires the size, shape and depth of ore bodies to be determined by analyzing geological data such as drilling samples. This process may require complex and difficult geological judgments to interpret the data. Because the economic assumptions used to estimate reserves and resources change from period to period, and because additional geological data is generated during the course of operations, estimates of reserves and resources may change from period to period.
Judgments and estimates made in assessing the impact of climate change and the transition to a low carbon economy
Assumptions in respect of climate change and the transition to a low carbon economy may impact the Company’s significant judgements and key estimates and result in material changes to financial results and the carrying values of certain assets and liabilities in future reporting periods. The main judgements and estimates made by ArcelorMittal when preparing the 2023 consolidated financial statements related to the expected effects of climate change and the transition to a low carbon economy are described below.
•Property, plant and equipment: Considering the expected date of retirement of some assets in particular certain blast furnaces, basic oxygen furnaces, sinter plants and coke plants following investments in low-carbon steelmaking technologies, the Company decreased estimates of residual useful lives of such items of property, plant and equipment for its flat steel operations in the EU and in Canada.
•Impairment of tangible and intangible assets, including goodwill: Value in use calculations relating to flat steel operations in the EU and in Canada, which apply the BF-BOF route, include the impact of decarbonization at the level of cash flow projections as decarbonization is necessary to maintain the level of economic benefits expected to arise from the assets in their current condition considering the legal obligation of carbon neutrality for these operations; accordingly the Company developed assumptions in determining related capital expenditures which reflect announced commitments and initiatives in place, costs associated with operating the new technologies which are expected to be deployed in the short to medium term, commodity prices and carbon emission costs on the basis of historical experience and expectations of future changes. This requires to assess the future development in supply, technology change, production changes and other important factors. For other operations, discount rates are increased to include a risk premium relative to the future estimated decarbonization cost. Due to economic developments, uncertainties over the pace of transition to low-emission technologies, political and environmental actions that will be taken to meet the carbon reduction goals, regulatory changes and emissions activity arising from climate-related matters, the Company’s assumptions used in the recoverable amount calculations, such as capital expenditure, carbon emission costs, level of public funding and other assumptions are inherently uncertain, which could result in significant changes to value in use calculations in future periods and affect impairment assessments.
•Decommissioning costs: Over the next ten years, the retirement of certain above-mentioned assets in the context of the transition to low-carbon steelmaking infrastructures may lead to certain decommissioning costs. The Company considered such costs in its value in use calculations but it has not recognized decommissioning provisions related to decarbonization as the obligating event has not occurred yet. Decommissioning cost estimates are based on the known regulatory and external environment. These cost estimates may change in the future including as a result of the transition to a lower carbon economy.
Situation in Ukraine and collateral consequences
The Company's operations in Ukraine consist of a steel plant, which produced 1.0 million tonnes of steel in 2023 (1.2 million tonnes in 2022), and (captive) mines that produced 4.6 million tonnes of iron ore in 2023 (4.9 million tonnes in 2022); the related property, plant and equipment had a carrying value of
0.7 billion on the Company’s statement of financial position at December 31, 2023 (0.6 billion at December 31, 2022). In 2023, the Company’s Ukrainian operations (and in particular its Kryvyi Rih steel plant) recorded 0.9 million of steel shipments (1.1 million tonnes in 2022), generating 1.2 billion of sales (1.4 billion in 2022) including 0.5 billion of sales (0.4 billion in 2022) to customers located in Ukraine.
Following the war outbreak on February 24, 2022, the Company idled its Ukrainian operations on March 3, 2022 but restarted blast furnace No.6 (one of the three blast furnaces representing approximately 20% of ArcelorMittal's Kryvyi Rih ("AMKR") pig iron capacity) on April 11, 2022 to resume low levels of pig iron production. Iron ore production was approximately at 55% of capacity during the first half of 2022. During the third quarter, iron ore production was temporarily suspended due to weaker demand and logistic constraints but restarted in early October 2022 at approximately 25% level. During the first half of 2023, the Company continued to ramp up operations and has been operating two of three blast furnaces until end of May 2023 following the restart of blast furnace No.8 on April 14, 2023. On June 6, 2023, following the destruction of the Nova Kakhovka reservoir's dam, AMKR temporarily suspended steelmaking and production of rolled products to reduce water consumption. As a result, the Company shut down blast furnace No.6 slightly earlier than planned for a major planned repair but continued to operate blast furnace No.8. In July 2023, AMKR announced that it had completed the construction of a new pumping station and 5 kilometers pipeline to supply water to the city and to ensure full coverage of its production needs. AMKR is currently operating its mining and steel facilities at 45% and 30%, respectively. ArcelorMittal continued to exercise control over its Ukrainian operations and key production assets have not been seriously damaged at the date of this report. In addition, despite the lower level of activity, none of the assets are held for sale or were discontinued
In the context of the annual impairment test of intangible assets, including goodwill, and tangible assets, the Company revised its future cash flow projections and considering that there is significant uncertainty about the evolution of the geopolitical context in Ukraine and the timing and ability for the Company to resume production to a normal level, which resulted in a substantial increase in the discount rate, ArcelorMittal recognized in 2022 a 1,026 impairment loss of property, plant and equipment and intangibles (see note 5.3). In 2023, the Company revised its value in use calculation and timing expectations regarding return to pre-war conditions. It applied separate discount rates over the discrete projections period, including a higher country risk premium for the cash flow projections until the end of 2024 and a return to a pre-war country risk premium after 2024 and for the terminal value calculation as value in use is sensitive to a difference in country risk for different periods. It concluded that the recoverable amount remains in excess of the carrying amount. Conversely, if the ongoing conflict between Russia and Ukraine persists, it could continue to have a material effect on the overall macroeconomic environment potentially affecting steel and iron ore demand and prices as well as energy costs. It could also result in further reduced production, sales and income with respect to the Company's Ukrainian operations thus increasing the risk that the Company may need to record an additional impairment charge with respect to such operations in the future.
The increased geopolitical risks induced by the war in Ukraine have adversely impacted global macroeconomic conditions leading to inflationary pressure, rising interest rates and energy costs since early 2022. In 2023, while energy prices declined and inflationary pressure started to dissipate, high interest rates continued to constrain activity. As of October 1, 2023, when goodwill was tested for impairment, discount rates applied for value in use calculations included a higher risk-free rate as compared to October 1, 2022. The Company sees signs of improvement of apparent demand conditions as the destocking phase reaches maturity and remains focused on executing its strategic growth and decarbonization projects.

Adoption of new IFRS standards, amendments and interpretations applicable from January 1, 2023
1.4.1 Adoption of new IFRS standards, amendments and interpretations applicable from January 1, 2023
On January 1, 2023, the Company adopted IFRS 17 "Insurance Contracts", which is designed to achieve the goal of a consistent, principle-based accounting for insurance contracts. IFRS 17 requires insurance liabilities to be measured at a current fulfillment value and provides a more uniform measurement and presentation approach for all insurance contracts. IFRS 17 supersedes IFRS 4 "Insurance Contracts" and related interpretations. On June 25, 2020, the IASB issued amendments to IFRS 17, including a deferral of the effective date to periods beginning on or after January 1, 2023. IFRS 17 should be applied retrospectively unless impracticable, with earlier adoption permitted if both IFRS 15 "Revenue from Contracts with Customers" and IFRS 9 "Financial Instruments" have also been applied. On December 9, 2021, the IASB issued a narrow-scope amendment to the transition requirements of IFRS 17 for entities that first apply IFRS 17 and IFRS 9 at the same time whereby an entity is permitted to present comparative information about a financial asset as if the classification and measurement requirements of IFRS 9 had been applied to that financial asset before. As the Company does not issue insurance contracts and considering the limited extent of its reinsurance activities, the adoption of this standard did not have a material impact to the Company's consolidated financial statements.
In addition, on January 1, 2023, the Company adopted the following amendments:
•Amendments to IAS 8. The amendments clarify the distinction between a change in accounting policies and a change in accounting estimates.
•Amendments to IAS 1 and IFRS Practice Statement 2. The amendments are intended to help preparers in deciding which accounting policies to disclose in their financial statements and gives further clarity on the materiality assessment of accounting policies. Changes in accounting policies are to be applied retrospectively while changes in accounting estimates are to be applied prospectively.
•Amendments to IAS 12 "Income Taxes" for deferred taxes related to assets and liabilities arising from a single transaction. The amendments clarify how to account for deferred tax on transactions such as leases and decommissioning obligations.
On May 23, 2023, the IASB issued 'International Tax Reform — Pillar Two Model Rules (Amendments to IAS 12)' to respond to stakeholders’ concerns about the potential implications of the imminent implementation of the OECD Pillar Two model rules on the accounting for income taxes. As a mandatory temporary exception to the accounting for deferred taxes arising from the implementation of the Pillar Two model rules, an entity does not recognize and does not disclose information about deferred tax assets and liabilities related to the OECD Pillar Two income taxes. Also, in periods in which Pillar Two legislation is enacted or substantively enacted, but not yet in effect, an entity should disclose known or reasonably estimable information that helps users of financial statements understand the entity’s exposure to Pillar Two income taxes arising from that legislation. The Company adopted this amendment and accordingly applied this exception immediately upon issuance of the amendment and retrospectively as of January 1, 2023.
The adoption of the above-mentioned amendments did not have a material impact to the Company's consolidated financial statements.

New IFRS standards, amendments and interpretations from 2024 onward
1.4.2 New IFRS standards, amendments and interpretations applicable from 2024 onward
On January 23, 2020, the IASB issued narrow-scope amendments to IAS 1 to clarify how to classify debt and other liabilities as current or non-current. The amendments aim to promote consistency in applying the requirements by helping companies determine whether, in the statement of financial position, debt and other liabilities with an uncertain settlement date should be classified as current (due or potentially due to be settled within one year) or non-current. The amendments include clarifying the classification requirements for debt a company might settle by converting it into equity. On June 22, 2021, the IASB postponed the effective date of the amendments. The amendments are effective for annual periods beginning on or after January 1, 2024 and are to be applied retrospectively, with early adoption permitted.
On October 31, 2022, the IASB has issued 'Non-current Liabilities with Covenants (Amendments to IAS 1)' to clarify how conditions with which an entity must comply within twelve months after the reporting period affect the classification of a liability. The amendments are effective for annual periods beginning on or after January 1, 2024 and are to be applied retrospectively, with early adoption permitted.
On September 22, 2022, the IASB issued amendments to IFRS 16 "Leases" with respect to the lease liability in a sale and leaseback transaction. The amendments require a seller-lessee to subsequently measure lease liabilities arising from a leaseback in a way that it does not recognize any amount of the gain or loss that relates to the right of use it retains. The new requirements do not prevent a seller-lessee from recognizing in profit or loss any gain or loss relating to the partial or full termination of a lease. The amendments are effective for annual periods beginning on or after January 1, 2024 with early adoption permitted. The amendments are to be applied retrospectively.
On May 25, 2023, the IASB has published 'Supplier Finance Arrangements (Amendments to IAS 7 and IFRS 7)' to add disclosure requirements, and ‘signposts’ within existing disclosure requirements, which require entities to provide qualitative and quantitative information about supplier finance arrangements. In particular, entities will have to disclose in the notes information that enables users of financial statements to (i) assess how supplier finance arrangements affect an entity’s liabilities and cash flows and to (ii) understand the effect of supplier finance arrangements on an entity’s exposure to liquidity risk and how the entity might be affected if the arrangements were no longer available to it. The amendments to IAS 7 are effective for annual reporting periods beginning on or after January 1, 2024 (with earlier application permitted) and the amendments to IFRS 7 when it applies the amendments to IAS 7.
On August 15, 2023, the IASB has published 'Lack of Exchangeability (Amendments to IAS 21)' that contains guidance to specify when a currency is exchangeable and how to determine the exchange rate when it is not and how an entity determines the exchange rate to apply when a currency is not exchangeable. The amendments also require the disclosure of additional information when a currency is not exchangeable. The amendments are effective for annual periods beginning on or after January 1, 2025 with early adoption permitted. The amendments do not apply retrospectively. An entity recognizes any effect of initially applying the amendments as an adjustment to the opening balance of retained earnings when the entity reports foreign currency transactions. When an entity uses a presentation currency other than its functional currency, it recognizes the cumulative amount of translation differences in equity.
The Company is still assessing the potential impact of the amendments to IAS 7, IFRS 7 and IAS 21 to its consolidated financial statements. It does not expect that the adoption of the other amendments will have a material impact to its consolidated financial statements. The Company does not plan to early adopt any amendments.

Basis of consolidation	2.1 Basis of consolidation
The consolidated financial statements include the accounts of the Company, its subsidiaries and its interests in associated companies and joint arrangements. Subsidiaries are consolidated from the date the Company obtains control (ordinarily the date of acquisition) until the date control ceases. The Company controls an entity when the Company is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.
Intercompany balances and transactions, including income, expenses and dividends, are eliminated in the consolidated financial statements. Gains and losses resulting from intercompany transactions are also eliminated.
Non-controlling interests represent the portion of profit or loss and net assets not held by the Company and are presented separately in the consolidated statements of operations, in the consolidated statements of other comprehensive income and within equity in the consolidated statements of financial position.
Investment in associates and joint ventures
Associates are those companies over which the Company has the ability to exercise significant influence on the financial and operating policy decisions, which it does not control. Generally, significant influence is presumed to exist when the Company holds more than 20% of the voting rights. Joint arrangements, which include joint ventures and joint operations, are those over whose activities the Company has joint control, typically under a contractual arrangement. In joint ventures, ArcelorMittal exercises joint control and has rights to the net assets of the arrangement. The investment is accounted for under the equity method and therefore recognized at cost at the date of acquisition and subsequently adjusted for ArcelorMittal’s share in undistributed earnings or losses since acquisition, less any impairment incurred. Any excess of the cost of the acquisition over the Company’s share of the net fair value of the identifiable assets, liabilities, and contingent liabilities of the associate or joint venture recognized at the date of acquisition is considered as goodwill. The goodwill, if any, is included in the carrying amount of the investment and is evaluated for impairment as part of the investment. The consolidated statements of operations include the Company’s share of the profit or loss of associates and joint ventures from the date that significant influence or joint control commences until the date significant influence or joint control ceases and any impairment losses. Adjustments to the carrying amount may also be necessary for changes in the Company’s proportionate interest in the investee arising from changes in the investee’s equity that have not been recognized in the investee’s profit or loss. The Company’s share of those changes is recognized directly in the relevant reserve within equity.
The Company assesses the recoverability of its investments accounted for under the equity method whenever there is an indication of impairment. In determining the value in use of its investments, the Company estimates its share in the present value of the projected future cash flows expected to be generated by operations of associates and joint ventures (see also note 2.4.4).
For investments in joint operations, in which ArcelorMittal exercises joint control and has rights to the assets and obligations for the liabilities relating to the arrangement, the Company recognizes its assets, liabilities and transactions, including its share of those incurred jointly.
Investments in equity instruments at FVOCI
Investments in other entities, over which the Company and/or its operating subsidiaries do not have the ability to exercise significant influence, are accounted for as investments in equity instruments at FVOCI with any resulting gain or loss, net of related tax effect, recognized in the consolidated statements of other comprehensive income. Realized gains and losses from the sale of investments in equity instruments at FVOCI are reclassified from other comprehensive income to retained earnings within equity upon disposal.
Translation of financial statements denominated in foreign currency	2.2.2 Translation of financial statements denominated in foreign currency
The functional currency of ArcelorMittal S.A. is the U.S. dollar. The functional currency of each of the principal operating subsidiaries is the local currency, except for ArcelorMittal México, AMMC, ArcelorMittal Liberia Ltd, ArcelorMittal International Luxembourg, whose functional currency is the U.S. dollar and ArcelorMittal Poland, whose functional currency is the euro.
Transactions in currencies other than the functional currency of a subsidiary are recorded at the rates of exchange prevailing at the date of the transaction. Monetary assets and liabilities in currencies other than the functional currency are remeasured at the rates of exchange prevailing on the date of the consolidated statements of financial position and the related translation gains and losses are reported within financing costs in the consolidated statements of operations. Non-monetary items that are carried at cost are translated using the rate of exchange prevailing at the date of the transaction. Non-monetary items that are carried at fair value are translated using the exchange rate prevailing when the fair value was determined and the related translation gains and losses are reported in the consolidated statements of comprehensive income.
Upon consolidation, the results of operations of ArcelorMittal’s subsidiaries, associates and joint arrangements whose functional currency is other than the U.S. dollar are translated into U.S. dollar at the monthly average exchange rates and assets and liabilities are translated at the year-end exchange rates. Translation adjustments are recognized directly in other comprehensive income and are included in net income (including non-controlling interests) only upon sale or liquidation of the underlying foreign subsidiary, associate or joint arrangement.
Business combinations
2.2.3 Business combinations
Business combinations are accounted for using the acquisition method as of the acquisition date, which is the date on which control is transferred to ArcelorMittal. The Company controls an entity when it is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.
The Company measures goodwill at the acquisition date as the total of the fair value of consideration transferred, plus the proportionate amount of any non-controlling interest, plus the fair value of any previously held equity interest in the acquiree, if any, less the net recognized amount (generally at fair value) of the identifiable assets acquired and liabilities assumed.
In a business combination in which the fair value of the identifiable net assets acquired exceeds the cost of the acquired business, the Company reassesses the fair value of the assets acquired and liabilities assumed. If, after reassessment, ArcelorMittal’s interest in the net fair value of the acquiree’s identifiable assets, liabilities and contingent liabilities exceeds the cost of the business combination, the excess (bargain purchase) is recognized immediately as a reduction of cost of sales in the consolidated statements of operations.
Any contingent consideration payable is recognized at fair value at the acquisition date and any costs directly attributable to the business combination are expensed as incurred.
Divestments and assets held for sale
Non-current assets and disposal groups that are classified as held for sale are measured at the lower of carrying amount and fair value less costs to sell. Assets and disposal groups are classified as held for sale if their carrying amount will be recovered through a sale transaction rather than through continuing use. The non-current asset, or disposal group, is classified as held for sale only when the sale is highly probable and is available for immediate sale in its present condition and is marketed for sale at a price that is reasonable in relation to its current fair value. Assets held for sale are presented separately in the consolidated statements of financial position and are not depreciated. Gains (losses) on disposal of subsidiaries are recognized in cost of sales, whereas gains (losses) on disposal of investments accounted for under the equity method are recognized in income (loss) from investments in associates, joint ventures and other investments.
An operation is classified as discontinued when it represents a separate major line of business or geographical area of operations that either has been disposed of or is classified as held for sale. Discontinued operations are reported on a single line in the Company's consolidated statements of operations. It reflects the after-tax net income from discontinued operations until the date of disposal and the gains or losses net of taxes realized on the disposals of these operations. In addition, cash flows generated by the discontinued operations are reported on a separate line in the consolidated statement of cash flows for the relevant periods.

Other investments
Other investments include those investments in equity instruments for which the Company does not have significant influence. The Company irrevocably elected to present the changes in fair value of such equity instruments, which are not held for trading, in other comprehensive income, because these investments are held as long-term strategic investments that are not expected to be sold in the short to medium-term.
Reportable segments
The Company is organized in five operating and reportable segments, which are components engaged in business activities from which they earn revenues and incur expenses (including revenues and expenses relating to transactions with other components of the Company), for which discrete financial information is available and whose operating results are evaluated regularly by the chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance. The Company's CODM as of December 31, 2023 was the Executive Office - comprising the Executive Chairman, Mr. Lakshmi N. Mittal and the CEO, Mr. Aditya Mittal.
These operating segments include the attributable goodwill, intangible assets, property, plant and equipment, and certain equity method investments. They do not include cash and short-term deposits, short-term investments, tax assets and other current financial assets. Attributable liabilities are also those resulting from the normal activities of the segment, excluding tax liabilities and indebtedness but including post retirement obligations where directly attributable to the segment. The treasury function is managed centrally for the Company and is not directly attributable to individual operating segments or geographical areas.
ArcelorMittal’s segments are structured as follows:
•NAFTA represents the flat, long and tubular facilities of the Company located in Canada, Mexico and the United States. NAFTA produces hot briquetted iron and flat products such as slabs, hot-rolled coil, cold-rolled coil, coated steel and plate. These products are sold primarily to customers in the following sectors: automotive, energy, construction, packaging and appliances and via distributors or processors. NAFTA also produces long products such as wire rod, sections, rebar, billets, blooms and wire drawing, and tubular products. The raw material supply of the NAFTA operations includes sourcing from iron ore captive mines in Mexico to supply the steel facilities.
•Brazil includes the flat operations of Brazil, the long and tubular operations of Brazil and neighboring countries including Argentina, Costa Rica and Venezuela. Flat products include slabs, hot-rolled coil, cold-rolled coil and coated steel. Long products consist of wire rod, sections, bar and rebar, billets, blooms and wire drawing. The raw material supply of the Brazil operations includes sourcing from iron ore captive mines in Brazil.
•Europe is the largest flat steel producer in Europe, with operations that range from Spain in the west to Romania in the east, and covering the flat carbon steel product portfolio in all major countries and markets. Europe produces hot-rolled coil, cold-rolled coil, coated products, tinplate, plate and slab. These products are sold primarily to customers in the automotive, general and packaging sectors. Europe also produces long products consisting of sections, wire rod, rebar, billets, blooms and wire drawing, and tubular products. In addition, it includes Downstream Solutions, primarily an in-house trading and distribution arm of ArcelorMittal. Downstream Solutions also provides value-added and customized steel solutions through further steel processing to meet specific customer requirements. The raw material supply of Europe operations includes sourcing from iron ore captive mines in Bosnia & Herzegovina.
•ACIS produces a combination of flat, long and tubular products. Its steel facilities are located in South Africa, Ukraine and Kazakhstan (before the Company's disposal of its steel making operations in Kazakhstan, see note 2.3). The raw material supply of the ACIS operations includes sourcing from iron ore captive mines in Kazakhstan and Ukraine and coal captive mines in Kazakhstan (before the Company's disposal of its coal and iron ore mining operations in Kazakhstan, see note 2.3).
•The Mining segment comprises the mines owned by ArcelorMittal in Canada and Liberia. It provides the Company's steel operations with high quality and low-cost iron ore reserves and also sells mineral products to third parties.
As from January 1, 2024, ArcelorMittal implemented changes to its organizational structure. India and joint ventures will be reported as a new operating segment including the joint ventures AMNS India, VAMA and Calvert as well as other associates, joint ventures and other investments. The segment Sustainable Solutions will be composed of a number of high-growth, niche, capital light businesses playing an important role in supporting climate action (including renewables, special projects and construction business). They are currently reported within the Europe segment and will be reported as a separate operating segment. The NAFTA segment will be renamed North America. Finally, following the sale of the Company’s operations in Kazakhstan, the remaining parts of the former ACIS segment will be assigned to Others.

Revenue
The Company’s revenue is derived from the single performance obligation to transfer primarily steel and mining products under arrangements in which the transfer of control of the products and the fulfillment of the Company’s performance obligation occur at the same time. Revenue from the sale of goods is recognized when the Company has transferred control of the goods to the buyer and the buyer obtains the benefits from the goods, the potential cash flows and the amount of revenue (the transaction price) can be measured reliably, and it is probable that the Company will collect the consideration to which it is entitled to in exchange for the goods.
Whether the customer has obtained control over the asset depends on when the goods are made available to the carrier or the buyer takes possession of the goods, depending on the delivery terms. For the Company’s steel producing operations, generally the criteria to recognize revenue has been met when its products are delivered to its customers or to a carrier who will transport the goods to its customers, this is the point in time when the Company has completed its performance obligations. Revenue is measured at the transaction price of the consideration received or receivable, the amount the Company expects to be entitled to.
Additionally, the Company identifies when goods have left its premises, not when the customer receives the goods. Therefore, the Company estimates, based on its historical experience, the amount of goods in-transit when the transfer of control occurs at the destination and defers the revenue recognition.
The Company’s products must meet customer specifications. A certain portion of the Company’s products are returned or have claims filed against the sale because the products contained quality defects or other problems. Claims may be either of the following:
–Product Rejection - Product shipped and billed to an end customer that did not meet previously agreed customer specifications. Claims typically result from physical defects in the goods, goods shipped to the wrong location, goods produced with incorrect specifications and goods shipped outside acceptable time parameters.
–Consequential Damages - Damages reported by the customer not directly related to the value of the rejected goods (for example: customer processing cost or mill down time, sampling, storage, sorting, administrative cost, replacement cost, etc.).
The Company estimates the variable consideration for such claims using the expected value method and reduces the amount of revenue recognized.
Warranties:
The warranties and claims arise when the product fails on the criteria mentioned above. Sales-related warranties associated with the goods cannot be purchased separately and they serve as an assurance that the products sold comply with agreed specifications. Accordingly, the Company accounts for warranties in accordance with IAS 37 "Provisions, Contingent Liabilities and Contingent Assets" (see note 9).
Periodically, the Company enters into volume or other rebate programs where once a certain volume or other conditions are met, it refunds the customer some portion of the amounts previously billed or paid. For such arrangements, the Company only recognizes revenue for the amounts it ultimately expects to realize from the customer. The Company estimates the variable consideration for these programs using the most likely amount method or the expected value method, whichever approach best predicts the amount of the consideration based on the terms of the contract and available information and updates its estimates each reporting period.
The Company’s payment terms range from 30 to 90 days from date of delivery, depending on the market and product sold. The Company received 351 as advances from its customers which are classified as unsatisfied performance obligations and recognized as liabilities in line with IFRS 15. The Company expects 100% of these unsatisfied performance obligations as of December 31, 2023 to be recognized as revenue during 2024 as the Company’s contracts have an original expected duration of one year or less.

Trade accounts receivable and other
Trade accounts receivable are initially recorded at their transaction price and do not carry any interest. ArcelorMittal maintains an allowance for lifetime expected credit loss at an amount that it considers to be a reliable estimate of expected credit losses resulting from the inability of its customers to make required payments. In judging the adequacy of the allowance for expected credit losses, ArcelorMittal considers multiple factors including historical bad debt experience, the current and forward looking economic environment and the aging of the receivables. Recoveries of trade receivables previously reserved in the allowance for expected credit losses are recognized as gains in selling, general and administrative expenses.
ArcelorMittal’s policy is to record an allowance for expected lifetime credit losses and a charge in selling, general and administrative expense when a specific account is deemed uncollectible. The Company concluded that a trade receivable is in default when it is overdue by more than 180 days. Based on historical experience and analysis, the Company concluded that there is a risk of default as such receivables are generally not recoverable and therefore provided for, unless the collectability can be clearly demonstrated. Uninsured trade receivables and the associated allowance are written off when ArcelorMittal has exhausted its recovery efforts and enforcement options. ArcelorMittal continuously considered the impacts on the current economic environment in its risk of default assessment for receivables outstanding less than 180 days. Receivables aged 31 days or older and uninsured trade receivables remain consistent with historical levels and the Company did not identify any expected increased risk of default.
Inventories
Inventories are carried at the lower of cost or net realizable value. Cost is determined using the average cost method. Costs of production in process and finished goods include the purchase costs of raw materials and conversion costs such as direct labor and an allocation of fixed and variable production overheads. Raw materials and spare parts are valued at cost, inclusive of freight, shipping, handling as well as any other costs incurred in bringing the inventories to their present location and condition. Interest charges, if any, on purchases have been recorded as financing costs. Costs incurred when production levels are abnormally low are capitalized as inventories based on normal capacity with the remaining costs incurred recorded as a component of cost of sales in the consolidated statements of operations.
Net realizable value represents the estimated selling price at which the inventories can be realized in the normal course of business after allowing for the cost of conversion from their existing state to a finished condition and for the cost of marketing, selling, and distribution. Net realizable value is estimated based on the most reliable evidence available at the time the estimates were made of being the amount that the inventory is expected to realize, taking into account the purpose for which the inventory is held.
Previous write-downs are reversed in case the circumstances that previously caused inventories to be written down below cost no longer exist.
Trade accounts payables and other	Trade accounts payable are obligations to pay for goods that have been acquired in the ordinary course of business from suppliers. Trade accounts payable have maturities from 15 to 180 days depending on the type of material, the geographic area in which the purchase transaction occurs and the various contractual agreements. The carrying value of trade accounts payable approximates fair value. The Company’s average outstanding number of trade payable days amounted to 80 over the last 5 years.
Goodwill
Goodwill
Goodwill arising on an acquisition is recognized as previously described within the business combinations section in note 2.2.3. Goodwill is allocated to those groups of cash-generating units that are expected to benefit from the business combination in which the goodwill arose and in all cases is at the operating segment level, which represents the lowest level at which goodwill is monitored for internal management purposes.
Intangible assets
Intangible assets are recognized only when it is probable that the expected future economic benefits attributable to the assets will accrue to the Company and the cost can be reliably measured. Intangible assets acquired separately by ArcelorMittal are initially recorded at cost and those acquired in a business combination are initially recorded at fair value at the date of the business combination. These primarily include the cost of technology and licenses purchased from third parties and operating authorizations granted by governments or other public bodies (concessions). Intangible assets are amortized on a straight-line basis over their estimated economic useful lives, which typically do not exceed five years. Amortization is included in the consolidated statements of operations as part of cost of sales.
ArcelorMittal’s industrial sites which are regulated by the European Directive 2003/87/EC of October 13, 2003 on carbon dioxide (“CO2”) emission rights, effective as of January 1, 2005, are located primarily in Belgium, France, Germany, Luxembourg, Poland and Spain. In Ontario, Canada, ArcelorMittal's operations have been subject to output based pricing system regulations since January 1, 2019 but effective January 1, 2022, they are regulated on carbon pricing under the Ontario Emissions Performance System (“OEPS”). In South Africa, a CO2 tax system was introduced in 2019.
Emission rights allocated to the Company on a no-charge basis pursuant to the annual national allocation plan are recorded at nil value and purchased emission rights are recorded at cost.
Property, plant and equipment
Property, plant and equipment is recorded at cost less accumulated depreciation and impairment. Cost includes all related costs directly attributable to the acquisition or construction of the asset. Except for land and assets used in mining activities, property, plant and equipment is depreciated using the straight-line method over the useful lives of the related assets as presented in the table below.

Asset Category	Useful Life Range
Land	Not depreciated
Buildings	10 to 50 years
Property plant & equipment	15 to 64 years
Auxiliary facilities	15 to 60 years
Other facilities	5 to 20 years
The Company’s annual review of useful lives leverages on the experience gained from an in-depth review performed every five years, any significant change in the expected pattern of consumption embodied in the asset, and the specialized knowledge of ArcelorMittal’s network of chief technical officers. The chief technical officer network includes engineers with facility-specific expertise related to plant and equipment used in the principal production units of the Company’s operations. The most recent in-depth review took place in 2019, during which the Company performed a review of the useful lives of its fixed assets and determined there were no material changes to the useful lives of property, plant and equipment. In performing this review, the Company gathered and evaluated data, including commissioning dates, designed capacities, maintenance records and programs, and asset performance history, among other attributes. In accordance with IAS 16, Property, Plant and Equipment, the Company considered this information at the level of components significant in relation to the total cost of the item of plant and equipment. Other factors the Company considered in its determination of useful lives included the expected use of the assets, technical or commercial obsolescence, and operational factors. In addition, the Company considered the accumulated technical experience and knowledge sharing programs that allowed for the exchange of best practices within the chief technical officer network and the deployment of these practices across the Company’s principal production units.
Major improvements, which add to productive capacity or extend the life of an asset, are capitalized, while repairs and maintenance are expensed as incurred. Where a tangible fixed asset comprises major components having different useful lives, these components are accounted for as separate items.
Property, plant and equipment under construction is recorded as construction in progress until it is ready for its intended use; thereafter it is transferred to the related class of property, plant and equipment and depreciated over its estimated useful life. Interest incurred during construction is capitalized if the borrowing cost is directly attributable to the construction. Gains and losses on retirement or disposal of assets are recognized in cost of sales.
The residual values and useful lives of property, plant and equipment are reviewed at each reporting date and adjusted if expectations differ from previous estimates. Depreciation methods applied to property, plant and equipment are reviewed at each reporting date and changed if there has been a significant change in the expected pattern of consumption of the future economic benefits embodied in the asset. In the context of the 2021 annual review of useful lives and considering the expected date of retirement of certain assets in particular BF and BOF, sinter plants and coke plants following the implementation of the Company's decarbonization strategy involving the construction of DRI - EAF facilities, the Company decreased estimates of residual useful lives of such items of property, plant and equipment for its flat carbon operations in the EU and in Canada. Accordingly, depreciation charge increased by 168 in 2023 and is expected to increase by 168, 142, 124, 28 and 26 for the years ended December 31, 2024, 2025, 2026, 2027 and 2028, respectively.
Mining assets comprise:
•Mineral rights acquired;
•Capitalized developmental stripping (as described below in “—Stripping and overburden removal costs”).
Property, plant and equipment used in mining activities is depreciated over its useful life or over the remaining life of the mine, if shorter, and if there is no alternative use. For the majority of assets used in mining activities, the economic benefits from the asset are consumed in a pattern which is linked to the production level and accordingly, assets used in mining activities are primarily depreciated on a units-of-production basis. A unit-of-production is based on the available estimate of proven and probable reserves.
Capitalization of pre-production expenditures ceases when the mining property is capable of commercial production as it is intended by management. General administration costs that are not directly attributable to a specific exploration area are charged to the consolidated statements of operations.
Mineral Reserves and resources
Mineral Reserves are estimates of the amount of product that can be economically and legally extracted from the Company’s properties. Furthermore, mineral resource estimates constitute the part of a mineral deposit that have the potential to be economically and legally extracted or produced at the time of the resource determination. In order to estimate mineral reserves, estimates are required for a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates. The potential for economic viability and estimate of mineral resources is established through high level and conceptual engineering studies.
Estimating the quantity and/or grade of mineral reserves requires the size, shape and depth of ore bodies to be determined by analyzing geological data such as drilling samples. This process may require complex and difficult geological judgments to interpret the data. The estimation of mineral resource is based on detailed and reliable exploration, sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough to confirm both geological and grade continuity.
Because the economic assumptions used to estimate mineral reserves and mineral resources change from period to period, and because additional geological data is generated during the course of operations, estimates of mineral reserves and mineral resources may change from period to period. Changes in reported mineral reserves and mineral resources may affect the Company’s financial results and financial position in a number of ways, including the following:
•Asset carrying amounts may be affected due to changes in estimated future cash flows.
•Depreciation, depletion and amortization charged in the consolidated statements of operations may change where such charges are determined by the units of production basis, or where the useful economic lives of assets change.
•Overburden removal costs recognized in the consolidated statements of financial position or charged to the consolidated statements of operations may change due to changes in stripping ratios or the units of production basis of depreciation.
•Decommissioning, site restoration and environmental provisions may change where changes in estimated reserves affect expectations about the timing or cost of these activities.
Stripping and overburden removal costs
In open pit and underground mining operations, it is often necessary to remove overburden and other waste materials to access the deposit from which minerals can be extracted. This process is referred to as stripping. Stripping costs can be incurred before the mining production commences (“developmental stripping”) or during the production stage (“production stripping”).
A mine can operate several open pits that are regarded as separate operations for the purpose of mine planning and production. In this case, stripping costs are accounted for separately, by reference to the ore extracted from each separate pit. If, however, the pits are highly integrated for the purpose of mine planning and production, stripping costs are aggregated.
The determination of whether multiple pit mines are considered separate or integrated operations depends on each mine’s specific circumstances. The following factors would point towards the stripping costs for the individual pits being accounted for separately:
•If mining of the second and subsequent pits is conducted consecutively with that of the first pit, rather than concurrently.
•If separate investment decisions are made to develop each pit, rather than a single investment decision being made at the outset.
•If the pits are operated as separate units in terms of mine planning and the sequencing of overburden and ore mining, rather than as an integrated unit.
•If expenditures for additional infrastructure to support the second and subsequent pits are relatively large.
•If the pits extract ore from separate and distinct ore bodies, rather than from a single ore body.
The relative importance of each factor is considered by local management to determine whether the stripping costs should be attributed to the individual pit or to the combined output from several pits.
Developmental stripping costs contribute to the future economic benefits of mining operations when the production begins and so are capitalized as tangible assets (construction in progress), whereas production stripping is a part of on-going activities and commences when the production stage of mining operations begins and continues throughout the life of a mine.
Capitalization of developmental stripping costs ends when the commercial production of the minerals commences.
Production stripping costs are incurred to extract the ore in the form of inventories and/or to improve access to an additional component of an ore body or deeper levels of material. Production stripping costs are accounted for as inventories to the extent the benefit from production stripping activity is realized in the form of inventories. Production stripping costs are recognized as a non-current asset (“stripping activity assets”) to the extent it is probable that future economic benefit in terms of improved access to ore will flow to the Company, the components of the ore body for which access has been improved can be identified and the costs relating to the stripping activity associated with that component can be measured reliably.
All stripping costs assets (either stripping activity assets or capitalized developmental stripping costs) are presented within a specific “mining assets” class of property, plant and equipment and then depreciated on a units-of-production basis.
Exploration and evaluation expenditure
Exploration and evaluation activities involve the search for iron ore and coal resources, the determination of technical feasibility and the assessment of commercial viability of an identified resource. Exploration and evaluation activities include:
•researching and analyzing historical exploration data;
•conducting topographical, geological, geochemical and geophysical studies;
•carrying out exploratory drilling, trenching and sampling activities;
•drilling, trenching and sampling activities to determine the quantity and grade of the deposit;
•examining and testing extraction methods and metallurgical or treatment processes; and
•detailed economic feasibility evaluations to determine whether development of the reserves is commercially justified and to plan methods for mine development.
Exploration and evaluation expenditure is charged to the consolidated statements of operations as incurred except in the following circumstances, in which case the expenditure is capitalized: (i) the exploration and evaluation activity is within an area of interest which was previously acquired in a business combination and measured at fair value on acquisition; or (ii) when management has a high degree of confidence in the project’s economic viability and it is probable that future economic benefits will flow to the Company.
Capitalized exploration and evaluation expenditures are generally recorded as a component of property, plant and equipment at cost less impairment charges, unless their nature requires them to be recorded as an intangible asset. As the asset is not available for use, it is not depreciated and all capitalized exploration and evaluation expenditure is monitored for indications of impairment. To the extent that capitalized expenditure is not expected to be recovered, it is recognized as an expense in the consolidated statements of operations.
Cash flows associated with exploration and evaluation expenditure are classified as operating activities when they are related to expenses or as an investing activity when they are related to a capitalized asset in the consolidated statements of cash flows.
Development expenditure
Development is the establishment of access to the mineral reserve and other preparations for commercial production. Development activities often continue during production and include:
•sinking shafts and underground drifts (often called mine development);
•making permanent excavations;
•developing passageways and rooms or galleries;
•building roads and tunnels; and
•advance removal of overburden and waste rock.
Development (or construction) also includes the installation of infrastructure (e.g., roads, utilities and housing), machinery, equipment and facilities.
When reserves are determined and development is approved, expenditures capitalized as exploration and evaluation are reclassified as construction in progress and are reported as a component of property, plant and equipment. All subsequent development expenditures are capitalized and classified as construction in progress. On completion of development, all assets included in construction in progress are individually reclassified to the appropriate category of property, plant and equipment and depreciated accordingly.
Biological assets
Biological assets
Biological assets are part of the Brazil operating segment and consist of eucalyptus forests located in the Brazilian state of Minas Gerais exclusively from renewable plantations and intended for the production of charcoal to be utilized as fuel and a source of carbon in the direct reduction process of pig iron production in some of the Company’s blast furnaces in Brazil.
Biological assets are measured at their fair value, net of estimated costs to sell at the time of harvest. The fair value (Level 3 in the fair value hierarchy) is determined based on the discounted cash flow method, taking into consideration the cubic volume of wood, segregated by plantation year, and the equivalent sales value of standing trees. The average sales price was estimated based on domestic market prices. In determining the fair value of biological assets, a discounted cash flow model was used, with a harvest cycle of 6 to 7 years.
Power purchase agreements
Power purchase agreements
Power purchase agreements, which provide for the physical delivery of renewable energy and which do not comply neither with the requirements of IFRS 10 for the existence of control or joint control over a company, IFRS 11 regarding the existence of joint operation over an asset, IFRS 16 for the recognition of a lease, nor with the definition of a derivative under IFRS 9 are accounted for as an executory contract on the basis of the own use exemption when the relevant conditions are met.

Impairment of assets
At each reporting date, ArcelorMittal reviews the carrying amounts of its intangible assets (excluding goodwill) and tangible assets to determine whether there is any indication that the carrying amount of those assets may not be recoverable through continuing use. If any such indication exists, the recoverable amount of the asset (or cash generating unit) is reviewed in order to determine the amount of the impairment, if any. The recoverable amount is the higher of its fair value less cost of disposal and its value in use.
In estimating its value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset (or cash-generating unit). For an asset that does not generate cash inflows largely independent of those from other assets, the recoverable amount is determined for the cash-generating unit to which the asset belongs. The cash-generating unit is the smallest identifiable group of assets corresponding to operating units that generate cash inflows. If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than its carrying amount, an impairment loss is recognized. An impairment loss is recognized as an expense immediately as part of cost of sales (see note 4.2) in the consolidated statements of operations.
In the case of permanently idled assets, the impairment is measured at the individual asset level. Otherwise, the Company’s assets are measured for impairment at the cash-generating unit level. In certain instances, the cash-generating unit is an integrated manufacturing facility which may also be an operating subsidiary. Further, a manufacturing facility may be operated in concert with another facility with neither facility generating cash inflows that are largely independent from the cash inflows of the other. In this instance, the two facilities are combined for purposes of testing for impairment. As of December 31, 2023 and December 31, 2022, the Company determined it has 46 cash-generating units.
An impairment loss, related to intangible assets other than goodwill and tangible assets recognized in prior years is reversed if, and only if, there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognized. However, the increased carrying amount of an asset due to a reversal of an impairment loss will not exceed the carrying amount that would have been determined (net of amortization or depreciation) had no impairment loss been recognized for the asset in prior years. A reversal of an impairment loss is recognized immediately as part of operating income in the consolidated statements of operations.
Fair value measurement
The Company classifies the bases used to measure certain assets and liabilities at their fair value. Assets and liabilities carried or measured at fair value have been classified into three levels based upon a fair value hierarchy that reflects the significance of the inputs used in making the measurements.
The levels are as follows:
Level 1: Quoted prices in active markets for identical assets or liabilities that the entity can access at the measurement date;
Level 2: Significant inputs other than within Level 1 that are observable for the asset or liability, either directly (i.e.: as prices) or indirectly (i.e.: derived from prices);
Level 3: Inputs for the assets or liabilities that are not based on observable market data and require management assumptions or inputs from unobservable markets.
Investments in equity instruments at FVOCI classified as Level 1 refer to listed securities quoted in active markets and include mainly the investment in Erdemir (see note 2.5). A quoted market price in an active market provides the most reliable evidence of fair value and is used without adjustment to measure fair value whenever available, with limited exceptions. The total fair value is either the price of the most recent trade at the time of the market close or the official close price as defined by the exchange on which the asset is most actively traded on the last trading day of the period, multiplied by the number of units held without consideration of transaction costs.
Derivative financial assets and liabilities classified as Level 2 refer to instruments to hedge fluctuations in interest rates, foreign exchange rates, raw materials (base metals), freight, energy and emission rights, see note 6.1.5 for further information.
Derivative financial assets and liabilities classified as Level 3 are described in note 6.1.5.
Borrowings	Gross debt includes bank debt, debenture loans and lease obligations and is stated at amortized cost.
Cash and cash equivalents
Cash and cash equivalents consist of cash and short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less at the time of purchase and are carried at cost plus accrued interest, which approximates fair value.
Cash and cash equivalents are primarily centralized at the parent level and are managed by ArcelorMittal Treasury SNC, although from time to time cash or cash equivalent balances may be held at the Company’s international subsidiaries or its holding companies. Some of these operating subsidiaries have debt outstanding or are subject to acquisition agreements that impose restrictions on such operating subsidiaries’ ability to pay dividends, but such restrictions are not significant in the context of ArcelorMittal’s overall liquidity. Repatriation of funds from operating subsidiaries may also be affected by tax and foreign exchange policies in place from time to time in the various countries where the Company operates, though none of these policies are currently significant in the context of ArcelorMittal’s overall liquidity.
Restricted cash
Restricted cash represents cash and cash equivalents not readily available to the Company, mainly related to insurance deposits, cash accounts in connection with environmental obligations and true sale of receivables programs, as well as various other deposits or required balance obligations related to letters of credit and credit arrangements.
Derivative financial instruments
The Company uses derivative financial instruments principally to manage its exposure to fluctuations in interest rates, exchange rates, prices of raw materials, energy and emission rights allowances arising from operating, financing and investing activities. Derivative financial instruments are classified as current or non-current assets or liabilities based on their maturity dates and are accounted for at the trade date. Embedded derivatives are separated from the host contract and accounted for separately if they are not closely related to the host contract. The Company measures all derivative financial instruments based on fair values derived from market prices of the instruments or from option pricing models, as appropriate. Gains or losses arising from changes in fair value of derivatives are recognized in the consolidated statements of operations, except for derivatives that are designated and qualify for cash flow or net investment hedge accounting.
Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income. Amounts deferred in equity are recorded in the consolidated statements of operations in the periods when the hedged item is recognized in the consolidated statements of operations and within the same line item (see note 6.3 Cash flow hedges).
The Company formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are effective in offsetting changes in fair values or cash flows of hedged items. When a hedging instrument is sold, terminated, expired or exercised, the accumulated gain or loss on the hedging instrument is maintained in equity until the forecasted transaction occurs. If the hedged transaction is no longer probable, the cumulative gain or loss, which had been recognized in equity, is reported immediately in the consolidated statements of operations.
Foreign currency differences arising on the translation of a financial liability designated as a hedge of a net investment in a foreign operation are recognized directly as a separate component of equity, to the extent that the hedge is effective. To the extent that the hedge is ineffective, such differences are recognized in the consolidated statements of operations (see note 6.3 Net investment hedge).
The Company manages the counter-party risk associated with its instruments by centralizing its commitments and by applying procedures which specify, for each type of transaction and underlying position, risk limits and/or the characteristics of the counter-party. The Company does not generally grant to or require guarantees from its counterparties for the risks incurred. Allowing for exceptions, the Company’s counterparties are part of its financial partners and the related market transactions are governed by framework agreements (mainly International Swaps and Derivatives Association agreements which allow netting only in case of counterparty default). Accordingly, derivative assets and derivative liabilities are not offset.
Other non-derivative financial assets and liabilities	Other non-derivative financial assets and liabilities include cash and cash equivalents and restricted cash (see note 6.1.3), certain trade and certain other receivables (see note 4.3, 4.5 and 4.6), investments in equity instruments at FVOCI (see note 2.5), trade payables and certain other liabilities (see notes 4.7 and 4.8). These instruments are recognized initially at fair value when the Company becomes a party to the contractual provisions of the instrument. Non-derivative financial assets are derecognized if the Company’s contractual rights to the cash flows from the financial instruments expire or if the Company transfers the financial instruments to another party without retaining control of substantially all risks and rewards of the instruments. Non-derivative financial liabilities are derecognized when they are extinguished (i.e. when the obligation specified in the contract is discharged, canceled or expired).
Impairment of financial assets
In relation to the impairment of financial assets, an expected credit loss ("ECL") model is required. The ECL model requires the Group to account for expected credit losses and changes in those ECL at each reporting date to reflect changes in credit risk since initial recognition of the financial assets. In particular, the Company measures the loss allowance for a financial instrument at an amount equal to the lifetime ECL if the credit risk on that financial instrument has increased significantly since initial recognition. Receivables aged 31 days or older and uninsured trade receivables remain consistent with historical levels and the Company did not identify any expected increased risk of default (note 4.3).
All fair value movements for investments in equity instruments at FVOCI, including the difference between the acquisition cost and the current fair value, are recorded in OCI and are not reclassified to the consolidated statements of operations. Investments in equity instruments at FVOCI are exempt from the impairment test because the fair value of the investment is recorded in OCI and not reclassified to profit and loss.
Financial assets are tested for ECLs annually or whenever changes in circumstances indicate that there is a change in credit risk. Any ECL is recognized in the consolidated statements of operations. An ECL related to financial assets is reversed if and to the extent there has been a change in the factors used to determine the recoverable amount. The loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined if no ECL had been recognized. Reversals of ECLs are recognized in net income, except for investments in equity instruments at FVOCI, in which all fair value movements are recognized in OCI.

Hedge accounting policy
The Company determines the economic relationship between the hedged item and the hedging instrument by analyzing the critical terms of the hedge relationship. In case critical terms do not match and fair value changes in the hedging instrument cannot be expected to perfectly offset changes in the fair value of the hedged item, further qualitative analysis may be performed. Such analysis serves to establish whether the economic relationship is sufficiently strong to comply with the Company’s risk management policies.
The hedge ratio is set out in the Company's risk management strategy and may be individually tailored for each hedging program in the risk management objective. Hedge ratios below 100% would usually be applied on hedging of forecast exposures with the hedge ratio typically reducing where there is uncertainty due to long hedging tenors or volatility in the underlying exposure.
The most frequent sources of hedge ineffectiveness relate to changes in the hedged item (such as maturity, volume and pricing indices), basis spread and significant changes in the credit risk. Such sources are analyzed at hedge initiation and monitored throughout the life of a hedge.
Leases
As a lessee, the Company assesses if a contract is or contains a lease at inception of the contract. A contract is or contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.
The Company recognizes a right-of-use asset and a lease liability at the commencement date, except for short-term leases of twelve months or less and leases for which the underlying asset is of low value, which are expensed in the consolidated statement of operations on a straight-line basis over the lease term.
The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the interest rate implicit in the lease, or, if not readily determinable, the incremental borrowing rate specific to the country, term and currency of the contract. Lease payments can include fixed payments, variable payments that depend on an index or rate known at the commencement date, as well as any extension or purchase options, if the Company is reasonably certain to exercise these options. The lease liability is subsequently measured at amortized cost using the effective interest method and remeasured with a corresponding adjustment to the related right-of-use asset when there is a change in future lease payments in case of renegotiation, changes of an index or rate or in case of reassessments of options.
The right-of-use asset comprises, at inception, the initial lease liability, any initial direct costs and, when applicable, the obligations to refurbish the asset, less any incentives granted by the lessors. The right-of-use asset is subsequently depreciated on a straight-line basis to the earlier end of its estimated useful life or the end of the lease term or to the end of the estimated useful life of the underlying asset, if the lease transfers the ownership of the underlying asset to the Company at the end of the lease term or if the cost of the right-of-use asset reflects that the lessee will exercise a purchase option. Right-of-use assets are also subject to testing for impairment if there is an indicator that they may be impaired.
Variable lease payments not included in the measurement of the lease liabilities are expensed to the consolidated statement of operations in the period in which the events or conditions which trigger those payments occur.
In the statement of financial position, right-of-use assets and lease liabilities are classified, respectively, as part of property, plant and equipment and short-term/long-term debt.
Deferred employee benefits
ArcelorMittal’s operating subsidiaries sponsor different types of pension plans for their employees. Also, some of the operating subsidiaries offer other post-employment benefits, that are principally post-retirement healthcare plans. These benefits are broken down into defined contribution plans and defined benefit plans.
Defined contribution plans are those plans where ArcelorMittal pays fixed or determinable contributions to external life insurance or other funds for certain categories of employees. Contributions are paid in return for services rendered by the employees during the period. Contributions are expensed as incurred consistent with the recognition of wages and salaries.
Defined benefit plans are those plans that provide guaranteed benefits to certain categories of employees, either by way of contractual obligations or through a collective agreement. For defined benefit plans, the cost of providing benefits is determined using the projected unit credit method, with actuarial valuations being carried out each fiscal year.
The retirement benefit obligation recognized in the consolidated statements of financial position represents the present value of the defined benefit obligation less the fair value of plan assets. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of high-quality corporate bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating the terms of the related pension obligation. Remeasurement arising from experience adjustments and changes in actuarial assumptions are charged or credited to other comprehensive income in the period in which they arise. Any assets resulting from this calculation are limited to the present value of available refunds and reductions in future contributions to the plan.
Current service cost, which is the increase of the present value of the defined benefit obligation resulting from the employee service in the current period, is recorded as an expense as part of cost of sales and selling, general and administrative expenses in the consolidated statements of operations. The net interest cost, which is the change during the period in the net defined benefit liability or asset that arises from the passage of time, is recognized as part of net financing costs in the consolidated statements of operations.
The Company recognizes gains and losses on the settlement of a defined benefit plan when the settlement occurs. The gain or loss on settlement comprises any resulting change in the fair value of plan assets and any change in the present value of the defined benefit obligation. Past service cost is the change in the present value of the defined benefit obligation resulting from a plan amendment or a curtailment. Past service cost is recognized immediately in the consolidated statements of operations in the period in which it arises.
Termination plans are those plans that primarily correspond to terminating an employee’s contract usually following the decision of the employee before the normal retirement date. Liabilities for termination plans are recognized when the affected employees have formally been informed and when amounts owed have been determined using an appropriate actuarial calculation. Liabilities relating to long-term termination plans (like early retirement plans) are calculated annually based on the number of employees that have taken or contractually agreed to take early retirement and are discounted using an interest rate that corresponds to that of high-quality bonds that have maturity dates similar to the terms of the Company’s early retirement obligations. Provisions for social plans are recorded in connection with voluntary separation plans. Voluntary retirement plans primarily correspond to the practical implementation of social plans or are linked to collective agreements signed with certain categories of employees. The Company recognizes a liability and expense when it can no longer withdraw the offer or, if earlier, when it has a detailed formal plan which has been communicated to employees or their representatives.
Other long-term employee benefits include various plans that depend on the length of service, such as long service and sabbatical awards, disability benefits and long-term compensated absences such as sick leave. The amount recognized as a liability is the present value of benefit obligations at the consolidated statements of financial position date, and all changes in the provision (including actuarial gains and losses or past service costs) are recognized in the consolidated statements of operations in the period in which they arise.
The expense associated with the above pension plans and post-employment benefits, as well as the carrying amount of the related liability/asset on the consolidated statements of financial position are based on a number of assumptions and factors such as discount rates, expected rate of compensation increase, healthcare cost trend rates, mortality rates and retirement rates.
•Discount rates – The discount rate is based on several high-quality corporate bond indexes and yield curves in the appropriate jurisdictions. In countries where there is no deep market in such bonds, the market rates on government bonds are used. Nominal interest rates vary worldwide due to exchange rates and local inflation rates.
•Rate of compensation increase – The rate of compensation increase reflects actual experience and the Company’s long-term outlook, including contractually agreed wage rate increases for represented hourly employees.
•Healthcare cost trend rate – The healthcare cost trend rate is based on historical retiree cost data, near-term healthcare outlook, including appropriate cost control measures implemented by the Company, and industry benchmarks and surveys.
•Mortality and retirement rates – Mortality and retirement rates are based on actual and projected plan experience.

Share-based payments
ArcelorMittal issues equity-settled share-based payments to certain employees which are RSUs and PSUs. Equity-settled share-based payments are measured at fair value (excluding the effect of non market-based vesting conditions) at the grant date. The fair value determined at the grant date of the equity-settled share-based payments is expensed on a graded vesting basis over the vesting period, based on the Company’s estimate of the shares that will eventually vest and adjusted for the effect of non market-based vesting conditions. Where the fair value calculation requires modeling of the Company’s performance against other market index, fair value is measured using the Monte Carlo pricing model to estimate the forecasted target performance goal for the company and its peer companies. The expected life used in the model has been adjusted, based on management’s best estimate, for the effects of non-transferability, exercise restrictions and behavioral considerations. In addition, the expected annualized volatility has been set by reference to the implied volatility of options available on ArcelorMittal shares in the open market, as well as, historical patterns of volatility. The fair value determined at the grant date of the equity-settled share-based payments is expensed on a straight line method over the vesting period.
Provisions
ArcelorMittal recognizes provisions for liabilities and probable losses that have been incurred when it has a present legal or constructive obligation as a result of past events, it is probable that the Company will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognized as a financing cost. Future operating expenses or losses are excluded from recognition as provisions as they do not meet the definition of a liability. Contingent assets and contingent liabilities are excluded from recognition in the consolidated statements of financial position.
Provisions for onerous contracts are recorded in the consolidated statements of operations when it becomes known that the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received. Assets dedicated to the onerous contracts are tested for impairment before recognizing a separate provision for the onerous contract.
Provisions for restructuring are recognized when and only when a detailed formal plan exists and a valid expectation in those affected by the restructuring has been raised, by starting to implement the plan or announcing its main features.
ArcelorMittal records asset retirement obligations (“ARO”) initially at the fair value of the legal or constructive obligation in the period in which it is incurred and capitalizes the ARO by increasing the carrying amount of the related non-current asset. The fair value of the obligation is determined as the discounted value of the expected future cash flows. The liability is accreted to its present value through net financing cost and the capitalized cost is depreciated in accordance with the Company’s depreciation policies for property, plant and equipment. Subsequently, when reliably measurable, ARO is recorded on the consolidated statements of financial position increasing the cost of the asset and the fair value of the related obligation. Foreign exchange gains or losses on AROs denominated in foreign currencies are recorded in the consolidated statements of operations.
ArcelorMittal is subject to changing and increasingly stringent environmental laws and regulations concerning air emissions, water discharges and waste disposal, as well as certain remediation activities that involve the clean-up of soil and groundwater. ArcelorMittal is currently engaged in the investigation and remediation of environmental contamination at a number of its facilities. Most of these are legacy obligations arising from acquisitions.
Environmental costs that relate to current operations or to an existing condition caused by past operations, and which do not contribute to future revenue generation or cost reduction, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable and the cost can be reliably estimated based on ongoing engineering studies, discussions with the environmental authorities and other assumptions relevant to the nature and extent of the remediation that may be required. The ultimate cost to ArcelorMittal is dependent upon factors beyond its control such as the scope and methodology of the remedial action requirements to be established by environmental and public health authorities, new laws or government regulations, rapidly changing technology and the outcome of any potential related litigation. Environmental liabilities are discounted if the aggregate amount of the obligation and the amount and timing of the cash payments are fixed or reliably determinable.
The estimates of loss contingencies for environmental matters and other contingencies are based on various judgments and assumptions including the likelihood, nature, magnitude and timing of assessment, remediation and/or monitoring activities and the probable cost of these activities. In some cases, judgments and assumptions are made relating to the obligation or willingness and ability of third parties to bear a proportionate or allocated share of cost of these activities, including third parties who sold assets to ArcelorMittal or purchased assets from it subject to environmental liabilities. ArcelorMittal also considers, among other things, the activity to date at particular sites, information obtained through consultation with applicable regulatory authorities and third-party consultants and contractors and its historical experience with other circumstances judged to be comparable. Due to the numerous variables associated with these judgments and assumptions, and the effects of changes in governmental regulation and environmental technologies, both the precision and reliability of the resulting estimates of the related contingencies are subject to substantial uncertainties. As estimated costs to remediate change, the Company will reduce or increase the recorded liabilities through write backs or additional provisions in the consolidated statements of operations. ArcelorMittal does not expect these environmental issues to affect the utilization of its plants, now or in the future.
ArcelorMittal is currently and may in the future be involved in litigation, arbitration or other legal proceedings. Provisions related to legal and arbitration proceedings are recorded in accordance with the principles described above.
Most of these claims involve highly complex issues. Often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Consequently, ArcelorMittal may be unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those cases, ArcelorMittal has disclosed information with respect to the nature of the contingency. ArcelorMittal has not accrued a provision for the potential outcome of these cases.
For cases in which the Company was able to make a reliable estimate of the expected loss or range of probable loss and has accrued a provision for such loss, it believes that publication of this information on a case-by-case basis would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in these cases, the Company has disclosed information with respect to the nature of the contingency, but has not disclosed its estimate of the range of potential loss.
In the cases in which quantifiable fines and penalties have been assessed, the Company has indicated the amount of such fine or penalty or the amount of provision accrued that is the estimate of the probable loss.
These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. The assessments are based on estimates and assumptions that have been deemed reasonable by management. The Company believes that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and in estimating contingent liabilities, the Company could, in the future, incur judgments that have a material adverse effect on its results of operations in any particular period. The Company considers it highly unlikely, however, that any such judgments could have a material adverse effect on its liquidity or financial condition.
Deferred income tax
The current tax payable (recoverable) is based on taxable profit (loss) for the year. Taxable profit differs from profit as reported in the consolidated statements of operations because it excludes items of income or expense that are taxable or deductible in other years or are never taxable or deductible. The Company’s current income tax expense (benefit) is calculated using tax rates that have been enacted or substantively enacted as of the date of the consolidated statements of financial position.
Tax is charged or credited to the consolidated statements of operations, except when it relates to items charged or credited to other comprehensive income or directly to equity, in which case the tax is recognized in other comprehensive income or in equity.
Deferred tax is recognized on differences between the carrying amounts of assets and liabilities, in the consolidated financial statements and the corresponding tax basis used in the computation of taxable profit, and is accounted for using the statements of financial position liability method. Deferred tax liabilities are generally recognized for all taxable temporary differences, and deferred tax assets are generally recognized for all deductible temporary differences and net operating loss carry forwards to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilized. Such assets and liabilities are not recognized if the taxable temporary difference arises from the initial recognition of non-deductible goodwill or if the differences arise from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the profit reported in the consolidated statements of operations.
Deferred tax liabilities are recognized for taxable temporary differences associated with investments in subsidiaries, associates and joint ventures, except if the Company is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax assets arising from deductible temporary differences associated with such investments are only recognized to the extent that it is probable that there will be sufficient taxable profits against which the benefits of the temporary differences can be utilized and are expected to reverse in the foreseeable future.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates (and tax laws) that have been enacted or substantively enacted at the consolidated statements of financial position date. The measurement of deferred tax assets and liabilities reflects the tax consequences that would result from the manner in which the Company expects, at the reporting date, to recover or settle the carrying amount of its assets and liabilities.
The carrying amount of deferred tax assets is reviewed at each consolidated statements of financial position date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to enable all or part of the asset to be recovered. The Company reviews the deferred tax assets in the different jurisdictions in which it operates to assess the possibility of realizing such assets based on projected taxable profit, the expected timing of the reversals of existing temporary differences, the carry forward period of temporary differences and tax losses carried forward and the implementation of planning strategies. Due to the numerous variables associated with these judgments and assumptions, both the precision and reliability of the resulting estimates of the deferred tax assets are subject to substantial uncertainties. In case a history of recent losses is present, the Company considers whether convincing other evidence exists, such as the character of (historical) losses and planning opportunities, to support the deferred tax assets recognition.
Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities, when they relate to income taxes levied by the same taxation authority and when the Company intends to settle its current tax assets and liabilities on a net basis.
Uncertain (income) tax positions are periodically assessed by the Company based on management’s best judgment given any changes in the facts, circumstances and information available and applicable tax laws. When it is probable that the position taken in the tax return will not be accepted by the tax authorities, the Group establishes provisions based on the most likely amount of the liability (recovery) or weighted average of various possible outcomes to reflect the effect of the uncertainty in determining the related taxable profit (tax loss), tax bases, unused tax losses, unused tax credits or tax rates, to the extent that a reliable estimate can be made.
The Company has adopted International Tax Reform – Pillar Two Model Rules (Amendments to IAS 12 upon their release on
May 23, 2023). The Amendments provide a temporary mandatory exception from deferred tax accounting for the top-up tax, which is effective immediately, and require new disclosures about the Pillar Two exposure as of December 31, 2023. The Company has applied a temporary mandatory relief from deferred tax accounting for the impacts of the top-up tax and accounts for it as a current tax when incurred.
Pillar Two legislation has been enacted or substantively enacted in the jurisdiction of ArcelorMittal S.A., the ultimate parent of the Group, and in certain other jurisdictions where the Company operates. The legislation is effective for the Company’s financial year beginning January 1, 2024. Based on the applicable criteria, the Company is subject to Pillar Two minimum tax and has substantially performed the assessment of its potential exposure. The assessment that is being carried out is based on the latest available tax filings, country-by-country reporting for 2022, and the latest financial information for 2023, and considers the Pillar Two legislation as enacted in Luxembourg and published by OECD rules and guidelines. Based on the assessment carried out so far, ArcelorMittal does not expect a material impact of the Pillar Two legislation to the consolidated financial statements. Nevertheless, as the rules are complex, uncertainty exists and unforeseen outcomes of the Pillar Two legislation may exceptionally result in additional top-up tax.
Earnings per common share	Basic earnings per common share is computed by dividing net income by the weighted average number of common shares outstanding during the year. Diluted earnings per share is computed by dividing income available to equity holders by the weighted average number of common shares plus potential common shares from share unit plans whenever the conversion results in a dilutive effect.
Transactions with non-controlling interests	Acquisitions of non-controlling interests, which do not result in a change of control, are accounted for as transactions with owners in their capacity as owners and therefore no goodwill is recognized as a result of such transactions. In such circumstances, the carrying amounts of the controlling and non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiary. Any difference between the amount by which the non-controlling interests are adjusted and the fair value of the consideration paid or received is recognized directly in equity and attributed to the owners of the parent.